UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       October 3, 2008

Oilsands Quest Inc.
(Exact name of registrant as specified in its charter)
Colorado
(State or other jurisdiction of incorporation)
001-32994	98-0461154
(Commission File Number)	(I.R.S. Employer Identification No.)

800, 326-11th Avenue SW Calgary, Alberta Canada	T2R 0C5
(Address of principal executive offices)	(Zip Code)

(403) 263-1623
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

On October 3, 2008 Oilsands Quest Inc. (the “Company”) closed on the sale of its previously announced non-brokered private placement of flow-through shares with UTA Asset Management Corporation (“UTA”). The Company issued 6,008,156 shares of common stock on a flow-through basis (the “Flow-Through Shares”) at a price of CDN$3.675 per share to funds managed by or affiliated with UTA (5,142,857 Flow-Through Shares) and to affiliates and employees of the Company (865,299 Flow-Through Shares) for aggregate gross proceeds of CDN$22.1 million (the “UTA Private Placement”).

Additionally, on October 3, 2008, the Company closed on the sale of its previously announced private placement with a syndicate of underwriters on a bought deal basis (the “Brokered Private Placement”). 4,800,000 common shares on a flow-through basis were issued to investors at a price of CDN$3.675 per share for total gross proceeds to the Company of CDN$17.6 million. The Brokered Private Placement was made by a syndicate of underwriters brokered by TD Securities Inc. and included Genuity Capital Markets, CIBC World Markets Inc., Canaccord Capital Corporation, Dundee Securities Corporation and RBC Capital Markets (the “Underwriters”). In connection with the Brokered Private Placement, the Company paid an aggregate of CDN$970,200 in fees to the Underwriters.

The common stock in the UTA Private Placement and the Brokered Private Placement (the “Offerings”) was sold to non U.S. persons pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock sold in the Offerings have not been registered under the Securities Act and may not be offered or sold absent a registration statement or an applicable exemption from registration.

ITEM 8.01	OTHER EVENTS

On October 3, 2008 the Company issued a press release announcing the closing of the UTA Private Placement. The press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

On October 3, 2008 the Company issued a press release announcing the closing of the Brokered Private Placement. The press release is filed as Exhibit 99.2 to this report and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated October 3, 2008.
99.2	Press Release dated October 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 7, 2008

OILSANDS QUEST INC. (Registrant)
By:	/s/ Karim Hirji
Name: Karim Hirji Title: Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated October 3, 2008.
99.1	Press Release dated October 3, 2008.